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                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of our report dated May 7, 1996, on our audit of the consolidated financial statements of Infant Care Specialists Medical Group, Inc. and Subsidiary. We also consent to the reference to our Firm under the caption "Experts."

                                          HARLAN & BOETTGER

San Diego, California

July 22, 1996